                                  Exhibit 99.3

               Series 2001-2 Monthly Certificateholders' Statement
                          for the month of January 2002

                                                                   Series 2001-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 2001-2


Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:

    Date of the Certificate                    February 10, 2002
    Monthly Period ending                       January 31, 2002
    Determination Date                         February 10, 2002
    Distribution Date                          February 15, 2002


-----------------------------------------------------------------------------------------------------------------
                                             General
=================================================================================================================
101 Amortization Period                                                                        No         101
102 Early Amortization Period                                                                  No         102
103 Class A Investor Amount paid in full                                                       No         103
104 Class B Investor Amount paid in full                                                       No         104
105 Collateral Interest Amount paid in full                                                    No         105
106 Saks Incorporated is the Servicer                                                          Yes        106

-----------------------------------------------------------------------------------------------------------------
                                         Investor Amount
=================================================================================================================

                                                           as of the end of              as of the end of
                                                              the prior                    the relevant
                                                            Monthly Period                Monthly Period
                                                           ----------------             -----------------
107 Series 2001-2 Investor Amount                           $ 434,250,000   107(a)        $ 450,000,000   107(b)
108  Class A Investor Amount                                $ 333,000,000   108(a)        $ 333,000,000   108(b)
109  Class B Investor Amount                                $  36,000,000   109(a)        $  36,000,000   109(b)
110  Class C Investor Amount                                $  65,250,000   110(a)        $  65,250,000   110(b)
111  Class D Investor Amount                                $  15,750,000   111(a)        $  15,750,000   111(b)

112 Series 2001-2 Adjusted Investor Amount                  $ 450,000,000   112(a)        $ 450,000,000   112(b)
113  Class A Adjusted Investor Amount                       $ 333,000,000   113(a)        $ 333,000,000   113(b)
114   Principal Account Balance with respect to Class A     $           -   114(a)        $           -   114(b)
115  Class B Adjusted Investor Amount                       $  36,000,000   115(a)        $  36,000,000   115(b)
116   Principal Account Balance with respect to Class B     $           -   116(a)        $           -   116(b)
117  Class C Adjusted Investor Amount                       $  65,250,000   117(a)        $  65,250,000   117(b)
118   Principal Account Balance with respect to Class C     $           -   118(a)        $           -   118(b)
119  Class D Investor Amount                                $  15,750,000   119(a)        $  15,750,000   119(b)

                                                                                         for the relevant
                                                                                          Monthly Period
                                                                                         ----------------
120 Series 2001-2 average Adjusted Investor Amount                                        $ 450,000,000   120
121 Class A average Adjusted Investor Amount                                              $ 333,000,000   121
122 Class B average Adjusted Investor Amount                                              $  36,000,000   122
123 Class C average Adjusted Investor Amount                                              $  65,250,000   123
124 Class D average Investor Amount                                                       $  15,750,000   124

125 Class A Certificate Rate                                                                    2.06000%  125
126 Class B Certificate Rate                                                                    2.47000%  126
127 Class C Certificate Rate                                                                    3.32000%  127

                                                                                         as of the end of
                                                             for the relevant              the relevant
                                                               Monthly Period             Monthly Period
                                                             ----------------            ----------------
128 Series 2001-2 Investor Percentage with respect to
    Finance Charge Receivables                                      32.38%  128(a)             35.72%     128(b)
129 Class A                                                         23.96%  129(a)             26.43%     129(b)
130 Class B                                                          2.59%  130(a)              2.86%     130(b)
131 Class C                                                          4.69%  131(a)              5.18%     131(b)
132 Class D                                                          1.13%  132(a)              1.25%     132(b)

133 Series 2001-2 Investor Percentage with respect to
    Principal Receivables                                           32.38%  133(a)             35.72%     133(b)
134 Class A                                                         23.96%  134(a)             26.43%     134(b)
135 Class B                                                          2.59%  135(a)              2.86%     135(b)
136 Class C                                                          4.69%  136(a)              5.18%     136(b)
137 Class D                                                          1.13%  137(a)              1.25%     137(b)

138 Series 2001-2 Investor Percentage with respect to
    Allocable Amounts                                               32.38%  138(a)             35.72%     138(b)
139 Class A                                                         23.96%  139(a)             26.43%     139(b)
140 Class B                                                          2.59%  140(a)              2.86%     140(b)
141 Class C                                                          4.69%  141(a)              5.18%     141(b)
142 Class D                                                          1.13%  142(a)              1.25%     142(b)

                                                                                                      Page 1 of 5

                                                                                                    Series 2001-2
-----------------------------------------------------------------------------------------------------------------
                                     Series 2001-2 Investor Distributions
=================================================================================================================

143 The sum of the daily allocations of collections of Principal
    Receivables for the relevant Monthly Period                                           $         -     143
144 Class A distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                               $         -     144
145 Class B distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                               $         -     145
146 Class C distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                               $         -     146
147 Class D distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                               $         -     147
147 Class A distribution attributable to interest per $1,000 of
    original principal amount                                                             $      1.77     147
148 Class B distribution attributable to interest per $1,000 of
    original principal amount                                                             $      2.13     148
149 Class C distribution attributable to interest per $1,000 of
    original principal amount                                                             $      2.86     149
150 Class D distribution attributable to interest per $1,000 of
    original principal amount                                                             $         -     150
151 Monthly Servicing Fee for the next succeeding Distribution
    Date per $1,000 of original principal amount                                          $      1.67     151

-----------------------------------------------------------------------------------------------------------------
                                Collections Allocated to Series 2001-2
=================================================================================================================

152 Series allocation of collections of Principal Receivables                             $98,612,219     152
153 Class A                                                                               $72,973,042     153
154 Class B                                                                               $ 7,888,978     154
155 Class C                                                                               $14,298,772     155
156 Class D                                                                               $ 3,451,428     156

157 Series allocation of collections of Finance Charge
    Receivables                                                                           $ 8,191,611     157
158 Class A                                                                               $ 6,061,792     158
159 Class B                                                                               $   655,329     159
160 Class C                                                                               $ 1,187,784     160
161 Class D                                                                               $   286,706     161

    Available Funds
    ---------------
162 Class A Available Funds                                                               $ 6,061,792     162
163 The amount to be withdrawn from the Reserve Account to
    be included in Class A Available funds                                                $         -     163
164 Principal Investment Proceeds to be included in Class A
    Available Funds                                                                       $         -     164
165 The amount of investment earnings on amounts held in the
    Reserve Account to be included in Class A Available funds                             $         -     165

166 Class B Available Funds                                                               $   655,329     166
167 The amount to be withdrawn from the Reserve Account to
    be included in Class B Available funds                                                $         -     167
168 Principal Investment Proceeds to be included in Class B
    Available Funds                                                                       $         -     168

169 Class C Available Funds                                                               $ 1,187,784     169
170 The amount to be withdrawn from the Reserve Account to
    be included in Collateral Interest Available Funds                                    $         -     170
171 Principal Investment Proceeds to be included in Collateral
    Interest Available Funds                                                              $         -     171

172 Class D Available Funds                                                               $   286,706     172

-----------------------------------------------------------------------------------------------------------------
                                        Application of Collections
=================================================================================================================

    Class A
    -------
172 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution date                                                                     $   590,705     172
173 If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee for the related Distribution
    Date                                                                                  $         -     173
174 Class A Allocable Amount                                                              $ 1,276,755     174
175 An amount to be included in the Excess Spread                                         $ 4,194,333     175


                                                                                                      Page 2 of 5
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



                                                                                                    Series 2001-2

    Class B
    -------
176 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution date                                                                     $    76,570     176
177 If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing fee for the related Distribution
    Date                                                                                  $         -     177
178 An amount to be included in the Excess Spread                                         $   578,759     178

    Class C
    --------
179 If Saks Incorporated is no longer the Servicer, an amount equal to Class C Servicing fee for the related Distribution
    Date                                                                                  $         -     179
180 An amount to be included in the Excess Spread                                         $ 1,187,784     180

    Class D
    -------
181 If Saks Incorporated is no longer the Servicer, an amount equal to Class D Servicing fee for the related Distribution
    Date                                                                                  $         -     181
182 An amount to be included in the Excess Spread                                         $   286,706     182

181 Available Excess Spread                                                               $ 6,247,582     181
182 Available Shared Excess Finance Charge Collections                                    $         -     182
183 Total Cash Flow available for Series 2001-2 waterfall                                 $ 6,247,582     183

184 Fund any Class A Required Amount                                                      $         -     184
185 Class A Investor Charge Offs which have not been
    previously reimbursed                                                                 $         -     185
186 Class B Required Amount to the extent attributable to line
    176 and line 177                                                                      $         -     186
187 Class B Allocable Amount                                                              $   138,028     187
188 Excess of the Required Reserve Account Amount over the
    amount held in the Reserve Account                                                    $         -     188
189 An amount equal to any unreimbursed reductions of the
    Class B Investor Amount, if any, due to: (i) Class B Investor
    Charge Offs; (ii) Reallocated Principal Collections; (iii)
    reallocations of the Class B Investor Amount to the Class A
    Investor Amount                                                                       $         -     189
190 Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution date                                                                     $   186,543     190
191 Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts previously due but not
    distributed to the Servicer                                                           $   750,000     191
192 Class C Allocable Amount                                                              $   250,175     192
193 Class D Allocable Amount                                                              $    60,387     193
194 Any unreimbursed reductions of the Class C Investor
    Amount, if any, due to: (i) Class C Charge Offs; (ii)
    Reallocated Principal Collections; (iii) reallocations of the
    Class C Investor Amount to the Class A or Class B Investor
    Amount                                                                                $         -     194
195 Any unreimbursed reductions of the Class D Investor
    Amount, if any, due to: (i) Class D Charge Offs; (ii)
    Reallocated Principal Collections; (iii) reallocations of the
    Class D Investor Amount to the Class A or Class B or Class
    C Investor Amount                                                                     $         -     195
196 Excess of the Required Spread Account Amount over the
    available Spread Account Amount                                                       $         -     196
197 The aggregate of any other amounts, if any, then due to the
    Collateral Interest                                                                   $         -     197
198 Shared Excess Finance Charge Collections                                              $ 4,862,450     198

-----------------------------------------------------------------------------------------------------------------
                                   Determination of Monthly Principal
=================================================================================================================

199 Available Principal Collections held in the Collection
    Account                                                                               $98,612,219     199
200 Controlled Accumulation Amount for the Monthly Period                                 $         -     200
201 Deficit Controlled Accumulation Amount                                                $         -     201
202 Principal Collections deposited for the Monthly Period                                $         -     202

203 Class A Monthly Principal                                                             $         -     203

204 Class B Monthly Principal (only after payout of Class A or
    the accumulation of the Class A Investor Amount)                                      $         -     204
205 Available Principal Collections held in the Collection
    Account less portion of such Collections applied to Class A
    Monthly Principal                                                                     $98,612,219     205
206 Controlled Deposit Amount less Class A Monthly Principal                              $         -     206

207 Class C Monthly Principal (only after payout of Class A and
    Class B or the accumulation of the Class A and Class B
    Investor Amount)                                                                      $         -     207
208 Available Principal Collections held in the Collection
    Account less portion of such Collections applied to Class A
    and Class B Monthly Principal                                                         $98,612,219     208
209 Controlled Deposit Amount less Class A and Class B
    Monthly Principal                                                                     $         -     209

                                                                                                      Page 3 of 5
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


                                                                                                    Series 2001-2

210 Class D Monthly Principal (only after payout of Class A and
    Class B or accumulation of the Class A and Class B Investor
    Amount)                                                                               $         -     210
211 Available Principal Collections held in the Collection
    Account less portion of such Collections applied to Class A,
    Class B, and CTO Monthly Principal                                              $98,612,219           211
212 Controlled Deposit Amount less Class A, Class B, and Class
    C Monthly Principal                                                                   $         -     212

-----------------------------------------------------------------------------------------------------------------
                                     Reallocated Principal Collections
=================================================================================================================

213 Reallocated Principal Collections                                                     $         -     213
214 Class D Subordinated Principal Collections (to the extent
    needed to fund Required Amounts)                                                      $         -     214
215 Class C Subordinated Principal Collections (to the extent
    needed to fund Required Amounts)                                                      $         -     215
216 Class B Subordinated Principal Collections (to the extent
    needed to fund Required Amounts)                                                      $         -     216

-----------------------------------------------------------------------------------------------------------------
                      Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
=================================================================================================================

                                                                           %                Amount
                                                                        ------            -----------
217 Series 2001-2 Default Amount                                        32.38%     217(a) $ 1,725,344     217(b)
218 Class A Investor Default Amount                                     23.96%     218(a) $ 1,276,755     218(b)
219 Class B Investor Default Amount                                      2.59%     219(a) $   138,028     219(b)
220 Class C Investor Default Amount                                      4.69%     220(a) $   250,175     220(b)
221 Class D Investor Default Amount                                      1.13%     221(a) $    60,387     221(b)

222 Series 2001-2 Adjustment Amount                                                       $         -     222
223 Class A Adjustment Amount                                                             $         -     223
224 Class B Adjustment Amount                                                             $         -     224
225 Class C Adjustment Amount                                                             $         -     225
226 Class D Adjustment Amount                                                             $         -     226

227 Series 2001-2 Allocable Amount                                                        $ 1,725,344     227
228 Class A Allocable Amount                                                              $ 1,276,755     228
229 Class B Allocable Amount                                                              $   138,028     229
230 Class C Allocable Amount                                                              $   250,175     230
231 Class D Allocable Amount                                                              $    60,387     231

-----------------------------------------------------------------------------------------------------------------
                                              Required Amounts
=================================================================================================================

231 Class A Required Amount                                                               $         -     231
232 Class A Monthly Interest for current Distribution Date                                $   590,705     232
233 Class A Monthly Interest previously due but not paid                                  $         -     233
234 Class A Additional Interest for prior Monthly Period or
    previously due but not paid                                                           $         -     234
235 Class A Allocable Amount for current Distribution Date                                $ 1,276,755     235
236 Class A Servicing Fee (if Saks Incorporated is no longer the
    Servicer)                                                                             $         -     236

237 Class B Required Amount                                                               $         -     237
238 Class B Monthly Interest for current Distribution Date                                $    76,570     238
239 Class B Monthly Interest previously due but not paid                                  $         -     239
240 Class B Additional Interest for prior Monthly Period or
    previously due but not paid                                                           $         -     240
241 Class B Servicing Fee (if Saks Incorporated is no longer the
    Servicer)                                                                             $         -     241
242 Excess of Class B Allocable Amount over funds available to
    make payments                                                                         $         -     242

243 Class C Required Amount                                                               $         -     243
244 Class C Monthly Interest for current Distribution Date                                $   186,543     244
245 Class C Monthly Interest previously due but not paid                                  $         -     245
246 Class C Additional Interest for prior Monthly Period or
    previously due but not paid                                                           $         -     246
247 Class C Servicing Fee (if Saks Incorporated is no longer the
    Servicer)                                                                             $         -     247
248 Excess of Class C Allocable Amount over funds available to
    make payments                                                                         $         -     248

-----------------------------------------------------------------------------------------------------------------
                                     Reduction of Investor Amounts
=================================================================================================================

    Class A
    -------
249 Class A Investor Amount reduction                                                     $         -     249
250 Class A Investor Charge Off                                                           $         -     250

    Class B
    -------
251 Class B Investor Amount reduction                                                     $         -     251
252 Class B Investor Charge Off                                                           $         -     252
253 Reductions of the Class B Investor Amount due to Class A
    Allocable Amount                                                                      $         -     253
254 Reallocated Principal Collections applied to Class A                                  $         -     254


                                                                                                      Page 4 of 5


                                                                                                    Series 2001-2

    Class C
    -------
255 Class C Investor Amount reduction                                                     $           -   255
256 Class C Investor Charge Off                                                           $           -   256
257 Reductions of the Class C Investor Amount due to Class A
    and Class B Allocable Amounts                                                         $           -   257
258 Reallocated Principal Collections applied to Class A and
    Class B                                                                               $           -   258

    Class D
    -------
259 Class D Investor Amount reduction                                                     $           -   259
260 Class D Investor Charge Off                                                           $           -   260
261 Reductions of the Class D Investor Amount due to Class A,
    Class B, or Class C Allocable Amounts                                                 $           -   261
262 Reallocated Principal Collections applied to Class A, Class
    B, and Class C                                                                        $           -   262

-----------------------------------------------------------------------------------------------------------------
                                                 Servicing Fee
=================================================================================================================

263 Series 2001-2 Servicing Fee                                                           $     750,000   263
264 Class A Servicing Fee                                                                 $     555,000   264
265 Class B Servicing Fee                                                                 $      60,000   265
266 Class C Servicing Fee                                                                 $     108,750   266
267 Class D Servicing Fee                                                                 $      26,250   267

-----------------------------------------------------------------------------------------------------------------
                                                 Spread Account
=================================================================================================================

268 Beginning balance of Spread Account                                                   $           -   268
269 Required Spread Account Amount                                                                    0   269
270 Required Spread Account Percentage                                                             0.00%  270
271 Deposits to the Spread Account pursuant to line 188                                   $           -   271
272 Withdrawals from the Spread Account                                                   $           -   272
273 Ending balance of Spread Account                                                      $           -   273

274 Excess Spread Percentage (including Shared Excess Finance
    Charge Collections)                                                                           12.48%  274
275 Average Excess Spread Percentage                                                              12.39%  275

-----------------------------------------------------------------------------------------------------------------
                                                Reserve Account
=================================================================================================================

276 Required Reserve Account Amount ( if applicable)                                           N/A        276
277 Reserve Account reinvestment rate (if applicable)                                          N/A        277
278 Reserve Account reinvestment earnings                                                 $           -   278
279 Reserve Account balance                                                               $           -   279

280 Accumulation Period Length                                                                12 months   280

-----------------------------------------------------------------------------------------------------------------
                                                Excess Spread
=================================================================================================================

281 Portfolio Yield for Monthly Period (excluding Shared
    Excess Finance Charge Collections from other Series)                                          16.69%  281
282 Base Rate for Monthly Period                                                                   4.20%  282
283 Portfolio Yield minus Base Rate for such Monthly Period
    (Portfolio Adjusted Yield)                                                                    12.48%  283
284 Three month average of Portfolio Yield minus Base Rate                                        12.39%  284

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of February, 2002.

    Saks Incorporated,
    as Servicer

    By /s/ Scott A. Honnold
       ------------------------
    Name:  Scott A. Honnold
    Title: Vice President and Treasurer

                                                                     Page 5 of 5